Scoutcam

Visualizing.Analyzing.Predicting

ScoutCam Revolutionizing the Industry 4.0 Revolution



Disclaimer

No representation or warranty is made to the accuracy or completeness of this presentation. You must make your own investigation and assessment of the matters contained herein. In particular, no representation or warranty is given, and ScoutCam Inc. has no responsibility, as to the achievement or reasonableness of any forecasts, estimates, or statements as to prospects contained or referred to in this presentation.

This presentation includes statements that constitute forward-looking statements within the meaning of safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to future events or our future performance. All statements other than statements of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. Those statements include statements regarding the intent, belief or current expectations of ScoutCam Inc. and members of our management team as well as the assumptions on which such statements are based. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied in those forward- looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are in some cases beyond our control. Factors that may affect our results, performance, circumstances or achievements include, but are not limited to the following: (i) market acceptance of our existing and new products, including our flagship micro ScoutCam™, (ii) lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device and related industries from much larger, multinational companies, (v) product liability claims, (vi) product malfunctions, (vii) our limited manufacturing capabilities and reliance on third-parties for assistance, (vii) an inability to establish sales, marketing and distribution capabilities to commercialize our products, (viii) an inability to attract and retain qualified personnel, (ix) our efforts obtain and maintain intellectual property protection covering our products, which may not be successful, (x) legislative or regulatory reform of the healthcare system in both the U.S. and foreign jurisdictions, (xi) our reliance on single suppliers for certain product components, including for miniature video sensors which are suitable for our Complementary Metal Oxide Semiconductor technology products, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain, (xiii) the impact of pandemics, such as COVID-19 (coronavirus) and (xiv) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction.

We cannot guarantee future results, levels of activity, performance or achievements. The matters discussed in this presentation also involve risks and uncertainties summarized under the heading "Risk Factors" in ScoutCam Inc.'s (i) most recent quarterly report on Form 10-Q as filed with the Securities and Exchange Commission (the "Commission") on November 15, 2021, and (ii) annual report on Form 10-K as filed with the Commission on March 31, 2021. These factors are updated from time to time through the filing of reports and registration statements with the Commission. Any forward-looking statements contained in this presentation are made as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, ScoutCam Inc. disclaims any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. This presentation contains trademarks, trade names, and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names, or service marks to imply, and such use or display should not be construed to imply, an endorsement or sponsorship of us by these other parties.

ScoutCam at a glance

Founded March 1, 2019

Based on technology developed by Medigus

10 years and $20M R&D invested in the company's technology

Currently a global leader in custom-tailored micro-visualization solutions for a variety of industries

World record for the smallest diameter camera with illumination = 1 mm

Our solutions are highly resilient to extreme conditions

Scoutcam

Proprietary Technology

Much of ScoutCam's visualization solutions are built on proprietary technology

Micro CMOS Sensors
The heart of our cameras.
The world's smallest.

Optics Design
Superior image quality & excellent customizable optics.

Video Processors
The advanced image processing algorithms & video recording capability.


UNITED STATES OF AMERICA
E PLURIBUS UNUM
ONE CENT

Illumination
Various illumination solutions.

Ultrasound
Ultrasound-based & guidance systems.

Wifi
Zero-latency wireless transmission.

Long, Lightweight Cables
Long cable lengths based on proprietary technology.

Proven micro-visualization solutions
customized for extra-ordinary conditions and applications

NASA

- Almost a decade in outer-space
- 2nd & 3rd generation robotic refueling mission
- Included in the recommended supplier database of the US Government
- Invited supplier for the first human mission to Mars

FORTUNE 500

- Medical market leader chose ScoutCam to develop and produce a critical miniature visualization solution
- Product development completed
- Our solution is included in a revolutionary minimally invasive surgical procedure
- Additional product development projects are in progress

ROLLS ROYCE

ScoutCam's visualization solution installed in the robotic remote inspection system for jet engine NDT on aircraft wings

AREVA
Westinghouse

Monitoring uranium rods in nuclear reactor cooling chambers in harsh radiation conditions

Highlights

Revolutionizing Industry 4.0

Huge potential markets

Micro video cameras as visual sensors with AI

Recurring revenue business model

Proven, resilient micro-visualization solution, advanced data transmission and reliable analysis capabilities



The fourth industrial revolution is now!

The Fourth Industrial Revolution (or Industry 4.0) is the ongoing automation of traditional manufacturing and industrial practices, using modern smart technology.

- **M2M** (machine to machine comm.)
- **IoT** (Internet of Things)
- **AI** (artificial intelligence)
- **Big data**

→

- **Increased efficiency & safety**
- **Reduced costs** (OPEX)
- **Reduced investments** (CAPEX)

Scoutcam

Industry 4.0 market size

$210B

by 2026, growing at a CAGR of 17%[1]



Control
Control
264

1. Facts & Factors, Globe News Wire, 2020

Industry 4.0 accelerated due to COVID-19

Social distancing caused a shift toward remote, automated technologies[1]



IoT – Data from diverse sensors



Remote access vs. on-site presence



Automation rather than manual work

SMART

Sensors Monitoring Automation Real-Time

1 https://www.supplychaindive.com/news/robots-automation-social-distancing-pandemic/581531/

Huge potential markets

Industry 4.0 market size $210B by 2026, growing at a CAGR of 17%

Predictive Maintenance (PdM) market size $31.9B by 2027, growing at a CAGR of 20%

Applications

Marine | Aerospace | Aviation | UAVs | Manufacturing | Power generation | Automotive | Rails & transport

Scoutcam

1. https://www.businesswire.com/news/home/20201109005498/en/Machine-Condition-Monitoring-Sensors-Market-2020-2024-Size-Share-Trends-Analysis-and-Forecast-Research-Report-by-Technavio
2. https://www.businesswire.com/news/home/20200220005398/en/Global-Commercial-Aircraft-MRO-Market-2019-2023-Evolving-Opportunities-with-AAR-and-Hong-Kong-Aircraft-Engineering-Company-Technavio
3. https://tvarit.com/de/whitepapers/predictive-maintenance-the-next-pioneer-in-automotive-industry

A “blue ocean” market

We target Industry 4.0 applications, in which

Malfunction causes big loss or risk to human life

Existing sensors are not providing the required solution

A harsh environment requires high reliability and resilience

Lower price sensitivity for a high-quality solution

Aviation & Aerospace

Transport (automotive)

Energy

Scoutcam

SMART disruption of the Industry 4.0 market

ScoutCam value proposition

Provide visualization solutions in locations that require a high effort to examine and maintain.

- Minimize downtime
- Faster root-cause analysis
- Avoid unnecessary maintenance
- Saving lives
- Reduced maintenance cost (parts and labor)



A new opportunity for ScoutCam

We provide visualization solutions where no one else can.

Visualization solutions as never seen before

For earliest fault detection and real-time alerts for applications, in which vision, size, endurance and maneuverability are crucial.


Innovative, resilient, miniature Camera-as-a-sensor™
Data collection, cleaning and storage on Cloud
Holistic solution
AI platform for reliable, advanced image analysis

Scoutcam

Identified use cases

Aviation

Monitoring and detection of:

- Aircraft hydraulic system
- Hydraulic fluid and oil leaks
- Landing gear failure
- Fan blade and rotor tail cracks
- Compressor
- APU supervision
- Bleed air system
- Air conditioning system
- Aerodynamic surface gaps
- Connection of rotor with body
- Connection of engine and relay station

Energy sector

Monitoring and detection of:

- Interior failure in turbines and generator
- Turbine planetary gears and bearings
- Undesired movement and corrosion
- Seal integrity and leakage
- Cracks in turbine blades
- Color and texture change in mechanical gears
- Oil/lubricant reservoir
- Condensation in pumps
- Heat exchangers
- Measure: abrasion, oil flow, thrust, axial movement etc.

UAVs

Monitoring and detection of:

- Engine failure
- Cracks
- Leaks
- Servo actuator
- Landing gear failure

Transportation

Monitoring and detection of:

- Tire external conditions, wear and wear patterns
- Valve train crack formation
- Leakage and uneven spray patterns in fuel injectors
- Train engine crankshaft
- Locomotive motor traction
- Railway wheel failure
- Fuel contamination and emissions
- Exhaust air blockage
- Axle, bearing and wheels
- Brake pads (separately)
- Air filters in the air conditioning system

AI-based Pre-fault detection of miniscule deviations



Strategic partnerships – development in the field

Crank shaft

Aviation


Status reported
Critical area monitored

- Helicopter back-rotor crank shaft often malfunctions.
- Currently requires massive disassembly to access.

Bearing

Aviation, energy, automotive


Tiniest deformation detected

- Bearing malfunction is the main cause for failure in rotating elements.
- Acceleration and vibration sensors identify defects very late.

Brake pads

Automotive


Status reported
Critical area monitored

- Current locomotive maintenance procedures dictate mandatory, periodic replacement of brake pads.

ScoutCam enables clear visualization and analysis for early fault detection, before the malfunction occurs

Recurring revenues business model

Stronger, long-term customer relationships

Increased accumulated revenue

Subscription revenue stream from services:
- Data collection and storage on cloud
- AI based analysis

In addition - perpetual revenue stream from image acquisition unit

Enhanced company value



Company
Value
Value
Product/ device
License/subscription
Customer
Experience

Scoutcam

Strong IP Protection

47 active patents

34 granted

in **6** families

Small diameter video camera (2010) - Granted in US and Asia; debated in Europe **Camera <1.1/1.4mm with 3 or 4 pads and device <3.2mm/4mm comprising such camera**

Camera head (2016) - Granted US, IL; Pending in Europe, Canada and Japan **Camera with more than one circuit boards arranged in parallel planes - Allowing smaller device per given sensor**

Integrated endoscope irrigation (2013) - Granted US and Europe **Endoscope irrigation without a tube for liquids or gas - allowing smaller device per given sensor**

Medical ophthalmic device (2019) – pending

Predictive maintenance visual sensing and Analyzing (2021) - pending

A miniature precision medical device (2021) - pending in US

Experienced leadership



Yovav Sameach
CEO

CEO with extensive hands-on experience in leading multi-disciplinary and SW organizations' P&L (>$100M) to sustainable growth and acquisition.



Amir Govrin
CTO

Over 20 years of medical devices and image acquisition experience with more than 30 issued patents.



Prof. Kobi Bortman
BD Industry 4.0
Brigadier general (ret.)

An expert in material and structure failure mechanisms. Served as the commander of the Israeli Air Force's engineering and equipment division.



Arik Priel
CSA

Over 20 years of experience in software development and R&D teams' management, creating new products combining AI and software in cloud environment.

Premium Investors



Mori Arkin
(Arkin Holdings)



David Fuhrer
(Neopharm)



Shmuel Donnerstein
(Rav-Bariach)



Yoram Bauman



Shimon Sheves



Prof. Benad Goldwasser

Scoutcam

Cap table



	Common Stock	%	Warrants	Common Stock Fully diluted	% Fully diluted
Medigus Ltd.	1,923,575	27.01%	298,722	2,222,297	18.26%
M. Arkin (1999) Ltd.	910,928	12.79%	681,360	1,592,288	13.08%
Other Investors	4,287,234	60.20%	2,246,933	6,534,167	53.68%
ESOP - Allocated				1,253,554	10.30%
ESOP - Unallocated				571,163	4.69%
Total	**7,121,737**	**100.00%**	**3,227,015**	**12,173,469**	**100.00%**

Scoutcam

THANK YOU

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